Income Tax: (Tables)	6 Months Ended
Jun. 30, 2023
Income Tax Disclosure [Abstract]
Income tax benefit for the six months ended June 30, 2023 and 2022 differs from the amount that would result from applying Canadian tax rates to net loss before taxes. These differences result from the items noted below:

Income tax benefit for the six months ended June 30, 2023 and 2022 differs from the amount that would result from applying Canadian tax rates to net loss before taxes. These differences result from the items noted below:

	2023		2022
	Amount	%	Amount	%
Income tax benefit based on Canadian tax rates	$ 624,459	25	$ 947,312	25
Decrease due to:
Different tax rates on foreign subsidiaries	(72,733)	(3)	(151,715)	(4)
Non-deductible expenses	(164)	-	(2,701)	-
Change in valuation allowance and other	(551,562)	(22)	(792,896)	(21)
	$ 0	0	$ 0	0

No current income tax was recorded by the Company during the six months ended June 30, 2023 and 2022. The Company recorded a valuation allowance to reflect the estimated amount of the deferred tax assets which may not be realized, principally due to the uncertainty of utilization of net operating losses and other carry forwards prior to expiration. The valuation allowance for deferred tax assets may be reduced if our estimate of future taxable income changes. As part of the US government response to the COVID-19 pandemic, the U.S. Congress passed the CARES act in late March 2020 which, among other things, allowed companies to carryback losses incurred in 2018, 2019 and 2020. The Company recorded an income tax benefit in prior years to reflect the carryback of U.S. taxable losses incurred in 2020 and 2019 to offset taxable income in 2018.

The Company has an income tax receivable of $8.1 million related to the carryback of losses as noted above and prior year overpayments resulting from revisions to management's estimates of the timing and amount of deductions available to the Company's U.S. subsidiary associated with the 2017 write-off of certain subsidiaries primarily related to the Company's previous investment in the Brisas Project. During the second quarter of 2022, the Company received a tax refund of $0.6 million related to the carryback of losses incurred in 2020 as noted above. The 2017 and 2018 tax filings of the Company’s U.S. subsidiary are under examination by the Internal Revenue Service. Additionally, Canada Revenue Agency is examining the Company’s 2018 and 2019 international transactions. Determining our tax liabilities requires the interpretation of complex tax regulations and significant judgment by management. There is no assurance that the tax examinations to which we are currently subject will result in favorable outcomes.

The components of the Canadian and U.S. deferred income tax assets and liabilities as of June 30, 2023 and December 31, 2022 were as follows:

	June 30,	December 31,
	2023	2022
Deferred income tax assets
Net operating loss carry forwards	$40,763,368	$39,298,070
Property, Plant and Equipment	2,178,074	2,129,038
Other	1,636,745	1,672,940
Total deferred income tax asset	44,578,187	43,100,048
Valuation allowance	(44,497,874)	(43,090,943)
Deferred income tax assets net of valuation allowance	$80,313	$9,105

Deferred income tax liabilities
Other	(80,313)	(9,105)
Net deferred income tax asset	$-	$-

At June 30, 2023, we had the following U.S. and Canadian tax loss carry forwards stated in U.S. dollars.

	U.S.	Canadian	Expires
$		$ 1,975,008	2026
		3,665,358	2027
		13,970,675	2028
		13,240,112	2029
		16,357,422	2030
		18,316,526	2031
		5,314,401	2032
		7,726,045	2033
		8,951,794	2034
		12,778,026	2035
		15,191,728	2036
		11,456,648	2037
		1,096,369	2038
		2,857,453	2039
		4,247,480	2040
		15,375,385	2041
		4,047,740	2042
		2,287,158	2043
	4,997,788		-
	$4,997,788	$ 158,855,328